UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange act of 1934
Date of Report (Date of earliest event reported): February 5, 2015

LinkedIn Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)
2029 Stierlin Court
Mountain View, CA 94043
(Address of Principal Executive Offices including Zip Code)
(650) 687-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Due to a clerical error, the description for Basic and Diluted Weighted-average shares used to compute net income (loss) per share attributable to common stockholders was transposed with the description for Basic and Diluted Net income (loss) per share attributable to common stockholders in the Trended Condensed Consolidated Statement of Operations contained in the press release issued by LinkedIn Corporation (“LinkedIn”) on February 5, 2015 announcing LinkedIn’s financial results for the fourth quarter ended December 31, 2014. A corrected copy of the Trended Condensed Consolidated Statement of Operations Statement is furnished as Exhibit 99.1 to this amended Current Report and is incorporated herein by reference.
The information furnished on this Form 8-K/A, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number Exhibit Title or Description

9.1 Corrected Trended Condensed Consolidated Statement of Operations of LinkedIn Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2015	By:	/s/ Steven Sordello
Steven Sordello
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number Exhibit Title or Description

99.1 Corrected Trended Condensed Consolidated Statement of Operations